CERTIFICATION PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

I, Thomas W. Laming, President of TrendStar Investment Trust (the "Fund"),

certify that:

1.	The N-CSR of the Fund for the period ended November 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

_________________________________

By: Thomas W. Laming, President

__________________________________

Date

CERTIFICATION PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

I, James R. McBride, Treasurer of TrendStar Investment Trust (the "Fund"),

certify that:

1.	The N-CSR of the Fund for the period ended November 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

_________________________________

By: James R. McBride, Treasurer

__________________________________

Date